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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                       NOVEMBER 19, 1999 (AUGUST 6, 1999)


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                      CELL TECH INTERNATIONAL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                       0-21015                 22-3345046
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(State or Other Jurisdiction         (Commission File           (IRS Employer
      of Incorporation)                   Number)            Identification No.)


     1300 MAIN STREET, KLAMATH FALLS, OREGON                      97601
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     (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code (541) 882-5406


                509 COUNTY LINE ROAD, RADNOR, PENNSYLVANIA 19807
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 1. CHANGE IN CONTROL OF REGISTRANT

     See discussion under Item 2 below and the information set forth in the Information Statement, dated July 27, 1999 and filed with the Securities and Exchange Commission on July 27, 1999, pursuant to Section 14(F) of the Securities Act of 1934 and SEC Rule 14F-1, which is incorporated herein by reference thereto.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

GENERAL

     On August 6, 1999, HumaScan Inc. ("HumaScan") consummated the transactions contemplated by the Agreement and Plan of Reorganization, dated July 16, 1999 (the "Reorganization Agreement") with Daryl J. Kollman and Marta C. Kollman (together, the "Kollmans"). The Reorganization Agreement was filed with the Securities and Exchange Commission as Exhibit 2.1 to the Form 8-K filed by the Company on August 2, 1999, which is incorporated herein by reference. The Reorganization Agreement provided for the exchange ("Exchange") of all of the outstanding shares of The New Earth Company, Inc. ("Earth Company") and The New Algae Company, Inc. ("Algae Company" and, together with Earth Company, the "Companies") for shares of HumaScan common stock and HumaScan preferred stock that together represent approximately 92.049% of the outstanding HumaScan common stock (including the HumaScan common stock issuable upon conversion of the HumaScan preferred stock) after the closing of the Exchange.

EXCHANGE CONSIDERATION

     Under the terms of the Reorganization Agreement, the Kollmans transferred to HumaScan (the "Effective Time") (i) an aggregate of 100 shares of voting common stock and 900 shares of non-voting common stock of Earth Company and (ii) an aggregate of 100 shares of voting common stock and 900 shares of non-voting common stock of Algae Company, and HumaScan transferred to the Kollmans (i) an aggregate of 13,000,000 shares of common stock of HumaScan and (ii) an aggregate of 748,507 shares of Series B Preferred Stock ("Preferred Stock") of HumaScan.

     Each share of Preferred Stock will convert automatically into 108.520993 shares of HumaScan common stock (an aggregate of 81,228,723 shares) upon the effectiveness of either (i) a reverse stock split of the HumaScan common stock that would provide a sufficient number of authorized but unissued shares of HumaScan common stock to allow for the conversion of all of the Preferred Stock or (ii) an amendment of HumaScan's certificate of incorporation to provide for a sufficient number of authorized but unissued shares of HumaScan common stock to allow for the conversion of all of the Preferred Stock. At the Effective Time, HumaScan's certificate of incorporation authorized HumaScan to issue 25,000,000 shares of HumaScan common stock. As of August 6, 1999, HumaScan had outstanding 8,139,070 shares of HumaScan common stock and had reserved 2,589,107 shares of HumaScan common stock for issuance upon the exercise of outstanding options and warrants or pursuant to HumaScan's 1996 Stock Incentive Plan.

     On August 10, 1999, the majority shareholders of HumaScan voted to effect a 1:10.8520933 reverse stock split and amend its certificate of incorporation to increase its authorized shares of common stock to 50,000,000 from 25,000,000 to provide a sufficient number of shares of HumaScan common stock to permit the conversion of all of the Preferred Stock. The holders of the Preferred Stock have voting, dividend and liquidation rights equal to the number of shares of HumaScan common stock into which each share of Preferred Stock is then convertible. Assuming the conversion of all of the shares of Preferred Stock, the Preferred Stock and the HumaScan common stock that has been issued to the Kollmans together would represent approximately 86% of the HumaScan common stock outstanding after the Effective Time, calculated on a fully diluted basis assuming the exercise of all of the Company's outstanding options and warrants.


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ITEM 5. OTHER INFORMATION

INTERNAL REVENUE SERVICE

     On June 18, 1999, the Internal Revenue Service (hereinafter, the "IRS") accepted a Payment Proposal from Daryl Kollman and Marta Kollman that provides for sales of their shares in the Company for payment of various federal income tax debts. The IRS' acceptance was set forth in a Notice of Determination dated June 18, 1999 that reiterated, verbatim, the terms of the Kollmans' Payment Proposal. A copy of the Notice of Determination is filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference. Pursuant to the Payment Proposal, Daryl Kollman and Marta Kollman granted the IRS security interests in all of their common and preferred shares in the Company, and deposited the shares into a trust administered by West Coast Trust Co., Inc. (hereinafter, "WCT"). The trust terms are set forth in a Pledge and Escrow Agreement between Daryl and Marta Kollman, the IRS, and WCT dated June 24, 1999. A copy of the Pledge and Escrow Agreement is filed as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference. Together, the Payment Proposal and Pledge and Escrow Agreement provide for the following:

          a. WCT shall retain physical possession of all of the Kollmans' shares until the Kollmans' income tax liabilities for various specified years have been paid. Upon full payment of the tax liabilities, the IRS will release the federal tax liens that presently encumber the shares, and WCT will return the shares it then holds back to the Kollmans.

          b. The Kollmans will sell shares of their stock in the Company as needed and allowed by federal and state securities laws to make quarterly payments to the IRS. The IRS will facilitate the sales by issuing certificates of discharge from the IRS' tax liens for the shares to be sold. The Kollmans have unfettered discretion regarding the method, timing, and number of shares to be sold.

          c. WCT will administer sales of the shares as directed by the Kollmans under stock powers delivered to them by the Kollmans. Portions of the sale proceeds will be distributed by WCT to the Kollmans for the making of estimated tax payments for the capital gains arising from sale. The balance of the proceeds, less costs of sale, will be distributed to the IRS as payments against their tax liabilities. Dividends accruing on the Kollmans' shares will be received by WCT and distributed to the IRS as tax payments.

          d. The Kollmans retain all voting rights incident to their shares while WCT holds them.

          e. The IRS may seize the Kollmans' shares from WCT if the Kollmans fail to timely cure a default upon their commitments to the IRS under the Payment Proposal. The IRS would thereafter proceed to sell or judicially foreclose some or all of the shares for payment of the Kollmans' tax liabilities as allowed by applicable law, and return any unsold shares or excess proceeds to the Kollmans. The principal commitments made by the Kollmans are payment of their tax liabilities through quarterly installments, and the timely filing of all tax returns and timely payment of all taxes during the installment period.

          f. The terms of the Payment Proposal, including WCT's possession and administration of the Kollmans' shares, may be renegotiated and modified at any time.

COAST BUSINESS CREDIT

     In June 1999, The New Algae Company ("New Algae") and The New Earth Company ("New Earth"), wholly owned subsidiaries of Cell Tech International Incorporated, entered into a Loan and Security Agreement (the "Coast Loan") with Coast Business Credit, a division of Southern Pacific Bank ("Coast"), in which Coast agreed to lend New Algae and New Earth up to $15,000,000, subject to the occurrence of the closing. The total loan amount consists of a loan against the Company's receivables, an advance against New Algae's monthly net collections, an inventory loan of up to $3,000,000, a term loan of up to $2,400,000 and an equipment acquisition loan of up to $2,000,000. The interest rate on the receivable loans, advances and the


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inventory loan is at a rate equal to the prime rate plus 2.5% per annum. The interest rate on the term loans and the equipment acquisition loans will be a rate equal to the Prime Rate plus 2.75% per annum. The Coast Loan is secured by substantially all of the assets of New Algae and New Earth, the personal guarantees of Daryl Kollman and Marta Kollman and the guarantee of Cell Tech International Incorporated. On August 6, 1999, the Company guaranteed the Coast Loan. New Algae and New Earth borrowed $9,822,908.78 from Coast on August 6, 1999. The net proceeds of the loan were used to pay a previously declared dividend of $7,600,000 to the Kollmans and for working capital. Copies of the Loan and Security Agreement and Continuing Guarantee are filed as Exhibits 4.1 and 4.2, respectively, to this Form 8-K and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements

               The Company will file the required financial statements as soon as they become available.

     (b) Pro Forma Financial Statements

               The Company will file the required pro forma financial statements as soon as they become available.

     (c) Exhibits

             Exhibit Number     Description
             --------------     -----------
                  3.1(a)        Certificate of Amendment of the Company's
                                Certificate of Incorporation

                  4.1 Loan and Security Agreement by and among The New Earth Company, The New Algae Company and Coast Business Credit.

                  4.2           Continuing Guarantee.

                 27.1           Financial Data Schedule (to be filed by
                                amendment).

                 99.1           Press releases of the Company dated July
                                19, 1999, August 10, 1999 and August 19, 1999

                 99.2 Internal Revenue Service Notice of Determination dated July 18, 1999.

                 99.3 Pledge and Escrow Agreement between Daryl Kollman and Marta Kollman, the Internal Revenue Service and West Coast Trust Co., Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 19, 1999               CELL TECH INTERNATIONAL INCORPORATED
                                          (Registrant)


                                       /s/ MARTA C. KOLLMAN
                                       -----------------------------------------
                                           Marta C. Kollman
                                           Chief Executive Officer and President


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                                  EXHIBIT INDEX


               Exhibit Number    Description
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                  3.1(a)        Certificate of Amendment of the Company's
                                Certificate of Incorporation

                  4.1 Loan and Security Agreement by and among The New Earth Company, The New Algae Company and Coast Business Credit.

                  4.2           Continuing Guarantee.

                 27.1           Financial Data Schedule (to be filed by
                                amendment).

                 99.1           Press releases of the Company dated July
                                19, 1999, August 10, 1999 and August 19, 1999

                 99.2 Internal Revenue Service Notice of Determination dated July 18, 1999.

                 99.3 Pledge and Escrow Agreement between Daryl Kollman and Marta Kollman, the Internal Revenue Service and West Coast Trust Co., Inc.


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